USCF ETF TRUST

USCF SUMMERHAVEN SHPEI INDEX FUND (BUY)

USCF SUMMERHAVEN SHPEN INDEX FUND (BUYN)

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (SDCI)

Supplement dated February 25, 2020

to the Prospectus and Statement of Additional Information of

USCF SummerHaven SHPEI Index Fund (“BUY”),

USCF SummerHaven SHPEN Index Fund (“BUYN”), and

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (“SDCI”),

dated October 30, 2019

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information.

BUY, BUYN, and SDCI are managed by USCF Advisers LLC (the “Adviser”). SummerHaven Investment Management, LLC (the “Sub-Adviser”) serves as the sub-adviser to BUY, to BUYN, and to the wholly-owned subsidiary of SDCI incorporated in the Cayman Islands, USCF Cayman Commodity 2 (the “Subsidiary”), through which SDCI gains exposure to the commodities markets.

On December 31, 2019, one of the owners of the Sub-Adviser left the company to pursue other business activities and surrendered his interest in the Sub-Adviser to the other owners of the Sub-adviser. This event resulted in a technical “change in control” of the Sub-Adviser, as that term is defined under the Investment Company Act of 1940, and an automatic termination of each of the sub-advisory agreements with BUY, BUYN, and the Subsidiary. On January 10, 2020, in accordance with Rule 15a-4 under the 1940 Act, the Board approved an interim sub-advisory agreement between the Sub-Adviser and the Adviser for BUY and BUYN and an interim sub-advisory agreement between the Sub-Adviser and the Adviser for the Subsidiary. Each of these interim sub-advisory agreements will terminate on May 29, 2020 or on the date when a new sub-advisory agreement becomes effective between the relevant parties, whichever occurs first.

Please retain this supplement for future reference.